UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 11, 2022

Domino’s Pizza, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32242	38-2511577
(Commission File Number)	(I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Domino’s Pizza, Inc. Common Stock, $0.01 par value	DPZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 11, 2022, the Board of Directors (the “Board”) of Domino’s Pizza, Inc. (the “Company”) approved the Company’s Third Amended and Restated By-Laws (as so amended and restated, the “Amended By-Laws”), effective as of such date. Among other matters, the Amended By-Laws update certain procedural requirements related to director nominations by stockholders in light of the recently adopted “universal proxy” rules of the U.S. Securities and Exchange Commission (the “SEC”) and reflect certain other administrative changes resulting from the “universal proxy” rules and recent amendments to the Delaware General Corporation Law.

With respect to stockholder nominees to the Company’s Board, the Amended By-Laws provide, among other things, that (i) nominations by a stockholder to provide a proposed director nomination must be received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders, (ii) the stockholder must include in such advance notice of nomination a representation as to whether the stockholder intends to deliver a proxy statement and form of proxy to holders of the Company’s voting shares representing at least sixty-seven percent (67%) of the voting power of the stock entitled to vote generally in the election of directors, (iii) stockholders are not entitled to submit additional or substitute nominees after the nomination deadline, and (iv) stockholders must appear at the stockholder meeting to present a nomination or other business. Additional changes to the Amended By-Laws include (i) removing the requirement for the Company to produce and keep for inspection by any stockholder at the time and place of a meeting of stockholders a complete list of the stockholders entitled to vote at such meeting, (ii) setting forth additional requirements regarding the information stockholders must submit and representations stockholders must make in connection with providing advance notice of stockholder meeting proposals and director nominations, (iii) requiring stockholders submitting proposals or nominations to supplement the information provided in the notice as of the record date and as of ten (10) days prior to the relevant meeting, as necessary, and (iv) requiring that a stockholder comply with the requirements of the SEC’s newly adopted Rule 14a-19(a)(2) and Rule 14a-19(a)(3), as applicable.

The foregoing summary description of the Amended By-Laws is qualified in its entirety by reference to the complete text of the Amended By-Laws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Third Amended and Restated By-Laws of Domino’s Pizza, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC. (Registrant)

/s/ Kevin S. Morris
Name:	Kevin S. Morris
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: October 14, 2022